Exhibit 99.2 September 2018 Northside Medical Midtown MOB Atlanta, GA SUPPLEMENTAL OPERATING & FINANCIAL INFORMATION THIRD QUARTER 2018 PHYSICIANS REALTY TRUST NYSE: DOC Hazelwood Medical Commons Maplewood, MN

TABLE OF CONTENTS COMPANY OVERVIEW ABOUT PHYSICIANS REALTY TRUST 4 THIRD QUARTER HIGHLIGHTS 6 FINANCIAL HIGHLIGHTS 7 FINANCIAL INFORMATION RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (FFO), NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO), AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (NORMALIZED FAD)  8 RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME AND ADJUSTED EBITDAre 9 MARKET CAPITALIZATION AND DEBT SUMMARY 10 FINANCIAL STATISTICS AND COVENANT PERFORMANCE 11 SAME-STORE PORTFOLIO PERFORMANCE AND TENANT OCCUPANCY 12 INVESTMENT ACTIVITY AND ASSETS SLATED FOR DISPOSITION 13 PORTFOLIO GEOGRAPHIC DISTRIBUTION 14 PORTFOLIO DIVERSIFICATION 15 LEASING RELATIONSHIPS AND EXPIRATION SCHEDULE 16 CONSOLIDATED BALANCE SHEETS 17 CONSOLIDATED STATEMENTS OF INCOME 18 REPORTING DEFINITIONS 19 2

FORWARD-LOOKING STATEMENTS   Certain statements made in this supplemental information package constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our pro forma financial statements and our statements regarding anticipated market conditions are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as "believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” "outlook," "continue," "projects," “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, expectations or intentions. Forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. These forward-looking statements are not guarantees of future performance and involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and we may not be able to realize them. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this supplemental information package, except as required by applicable law. You should not place undue reliance on any forward-looking statements that are based on information currently available to us or the third parties making the forward-looking statements. For a discussion of factors that could impact our future results, performance or transactions, see Part I, Item 1A (Risk Factors) of our Annual Report on Form 10- K for the fiscal year ended December 31, 2017, and Part II, Item 1A (Risk Factors) of our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018 and June 30, 2018.   NON-GAAP FINANCIAL MEASURES This presentation includes Adjusted EBITDAre, EBITDAR, Net Operating Income (or NOI), Cash NOI, Funds From Operations (or FFO), Normalized FFO, and Normalized Funds Available For Distribution (or FAD), which are non-GAAP financial measures. For purposes of the Securities and Exchange Commission’s (“SEC”) Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. As used in this presentation, GAAP refers to generally accepted accounting principles in the United States of America. Our use of the non- GAAP financial measure terms herein may not be comparable to that of other real estate investment trusts. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. ADDITIONAL INFORMATION   The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, earnings press release dated November 2, 2018 and other information filed with, or furnished to, the SEC. You can access the Company’s reports and amendments to those reports filed or furnished to the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act in the “Investor Relations” section on the Company’s website (www.docreit.com) under the tab “SEC Filings” as soon as reasonably practicable after they are filed with, or furnished to, the SEC. The information on or connected to the Company’s website is not, and shall not be deemed to be, a part of, or incorporated into this supplemental information package. You also can review these SEC filings and other information by accessing the SEC’s website at http://www.sec.gov. 3

ABOUT PHYSICIANS REALTY TRUST   Physicians Realty Trust (NYSE:DOC) (the “Trust,” the “Company,” “DOC,” “we,” “our” and “us”) is a self-managed healthcare real estate company organized in 2013 to acquire, selectively develop, own, and manage healthcare properties that are leased to physicians, hospitals and healthcare delivery systems.   We invest in real estate that is integral to providing high quality healthcare services. Our properties typically are on a campus with a hospital or other healthcare facilities or strategically located and affiliated with a hospital or other healthcare facilities.   Our management team has significant public healthcare REIT experience and long established relationships with physicians, hospitals and healthcare delivery system decision makers that we believe will provide quality investment opportunities to generate attractive risk-adjusted returns to our shareholders.   We are a Maryland real estate investment trust and elected to be taxed as a REIT for U.S. federal income tax purposes beginning with our short taxable year ending December 31, 2013. We conduct our business through an UPREIT structure in which our properties are owned by Physicians Realty L.P., a Delaware limited partnership (the “operating partnership”), directly or through limited partnerships, limited liability companies or other subsidiaries. We are the sole general partner of the operating partnership and, as of September 30, 2018, own approximately 97.2% of the partnership interests in the operating partnership (“OP Units”). COMPANY SNAPSHOT As of September 30, 2018 Gross real estate investments (thousands) $ 4,348,719 Total healthcare properties (1) 250 % Leased (1) 96.0% Total portfolio gross leasable area (sq. ft.) (1) 13,502,912 % of GLA on-campus / affiliated (1) 89% Average remaining lease term for all buildings (years) (1) 8.0 Cash and cash equivalents (thousands) $ 4,463 Total debt to firm value 32.6% Weighted average interest rate per annum on consolidated debt 3.8% Equity market cap (thousands) $ 3,071,447 Quarterly dividend $ 0.23 Quarter end stock price $ 16.86 Dividend yield 5.46% Common shares outstanding 182,173,601 OP Units outstanding and not owned by DOC 5,291,504 Total firm value (thousands) $ 4,724,021 (1) Excludes 2 assets classified as held for sale and the Company's corporate office building. 4

ABOUT PHYSICIANS REALTY TRUST (CONTINUED)

BOARD OF TRUSTEES

Tommy G. Thompson
Chairman

John T. Thomas
Chief Executive Officer
President

Stanton D. Anderson
Compensation Committee Chair

Mark A. Baumgartner
Audit Committee Chair

Albert C. Black
Nominating and Corporate Governance Committee Chair

William A. Ebinger, M.D.
Trustee

Pamela J. Kessler
Trustee

Richard A. Weiss
Finance and Investment Committee Chair

MANAGEMENT TEAM

John T. Thomas
Chief Executive Officer
President

Jeffrey N. Theiler
Executive Vice President
Chief Financial Officer

D. Deeni Taylor
Executive Vice President
Chief Investment Officer

John W. Lucey
Senior Vice President
Chief Accounting and Administrative Officer

Bradley D. Page
Senior Vice President
General Counsel

Daniel M. Klein
Senior Vice President
Deputy Chief Investment Officer

Mark D. Theine
Senior Vice President
Asset & Investment Management

LOCATION AND CONTACT INFORMATION

Corporate Headquarters
309 N. Water Street, Seventh Floor
Milwaukee, WI 53202
(414) 367-5600

Independent Registered Public Accounting Firm
Ernst & Young
Chicago, IL 60606
(312) 879-2000

Corporate and REIT Tax Counsel
Baker & McKenzie LLP
Richard Lipton, Partner
Chicago, IL 60601
(312) 861-8000

COVERING ANALYSTS

J. Sanabria - Bank of America Merrill Lynch
J. Kim - BMO Capital Markets Corp.
M. Gorman - BTIG
J. France - Cantor Fitzgerald
D. Bernstein - Capital One Securities
S. Manaker - Compass Point
C. Kucera - FBR Capital
T. Okusanya - Jefferies LLC
P. Martin - JMP Securities
J. Sadler - Keybanc Capital Markets Inc.
V. Malhotra - Morgan Stanley
J. Hughes - Raymond James Financial Inc.
M. Carroll - RBC Capital Markets LLC
D. Babin - Robert W. Baird & Co.
C. Vanacore - Stifel
E. Fleming - SunTrust Robinson Humphrey

The equity analysts listed above are those analysts that have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates, or forecasts regarding the Company's performance made by the analysts listed above do not represent the opinions, estimates, or forecasts of the Company or its management. The Company does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts. Interested persons may obtain copies of analysts' reports on their own, as we do not distribute these reports. Several of these firms may, from time to time, own our stock and/or hold other long or short positions on our stock, and may provide compensated services to us.

5

THIRD QUARTER 2018 HIGHLIGHTS OPERATING HIGHLIGHTS • Third quarter 2018 total revenue of $105.0 million, up 13% over the prior year period • Third quarter 2018 rental revenue of $76.5 million, up 10% over the prior year period • Generated quarterly net income per share of $0.12 on a fully diluted basis • Generated quarterly normalized funds from operations (Normalized FFO) of $0.28 per share on a fully diluted basis • Completed the acquisition of one healthcare property representing 168,676 square feet for $82.1 million • Acquired two properties and one land parcel, representing 49,350 square feet, through the conversion and satisfaction of a previously outstanding construction loan, valued at an aggregate $18.8 million • Completed the disposition of 17 healthcare properties representing 462,714 square feet for $127.2 million • Declared quarterly dividend of $0.23 per share for the third quarter • 96.0% of portfolio square footage leased as of September 30, 2018 • Net increase to gross leasable square footage of 0.8% to 13,502,912 square feet across 250 healthcare properties (which excludes 2 assets classified as held for sale) as of September 30, 2018, from 13,399,898 square feet across 249 healthcare properties (which excluded 17 assets classified as held for sale) as of June 30, 2018 THIRD QUARTER INVESTMENTS • Northside Medical Midtown MOB, Atlanta, GA • Sale of July 2018 Disposition Portfolio COMPANY ANNOUNCEMENTS • August 7, 2018: Announced our entry into an amended and restated Credit Agreement, reducing the per annum interest rate under both the revolving and term loan provisions of the facility while extending the maturity date of the revolving credit facility from September 18, 2020 to September 18, 2022. • August 7, 2018: Announced the execution of a new eight year, absolute net lease at the Company's Kennewick MOB. • September 19, 2018: Announced that our Board of Trustees authorized and declared a cash distribution of $0.23 per common share and OP Unit for the quarterly period ended September 30, 2018. The distribution was paid on October 18, 2018 to common shareholders and OP Unit holders of record as of the close of business on October 3, 2018. Northside Cherokee/Towne Lake MOB St. Vincent Women's Center Atlanta, GA Carmel, IN 6

FINANCIAL HIGHLIGHTS (Unaudited and in thousands, except sq. ft. and per share data) INCOME Three Months Ended September 30, 2018 June 30, 2018 Revenues $ 105,028 $ 106,989 Net income 23,771 12,062 NOI 75,177 76,667 Annualized Adjusted EBITDAre 282,560 286,108 Net income available to common shareholders per common share $ 0.12 $ 0.06 Normalized FFO 51,716 51,882 Normalized FFO per common share and OP Unit $ 0.28 $ 0.28 Normalized FAD 45,712 43,455 CAPITALIZATION As of ASSETS September 30, 2018 June 30, 2018 Gross Real Estate Investments (including gross lease intangibles) 4,348,719 4,387,949 Total Assets 4,152,561 4,218,265 DEBT AND EQUITY Total Debt (1) 1,538,839 1,578,871 Total Equity 2,482,631 2,499,425 Equity Market Capitalization 3,071,447 2,901,515 Total Firm Value 4,724,021 4,590,218 Total Debt / Total Firm Value 32.6% 34.4% (1) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs. Portfolio Growth Since IPO $4,348,719 $4,500,000 14,000,000 $4,000,000 12,000,000 s t n $3,500,000 e m 10,000,000 t s $3,000,000 e v F n I 8,000,000 S e $2,500,000 n t i a t s A E $2,000,000 6,000,000 L l G a e R $1,500,000 s s 4,000,000 o r $1,000,000 G 2,000,000 $500,000 $123,998 $0 0 IP Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q O 3- 4- 1- 2- 3- 4- 1- 2- 3- 4- 1- 2- 3- 4- 1- 2- 3- 4- 1- 2- 3- 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 13 13 14 14 14 14 15 15 15 15 16 16 16 16 17 17 17 17 18 18 18 Gross Real Estate Assets Gross Real Estate Investments/Quarter Total Healthcare Property GLA 7

RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (FFO), NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO) AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (NORMALIZED FAD) (Unaudited and in thousands, except share and per share data) Three Months Ended Nine Months Ended September 30, 2018 September 30, 2018 Net income $ 23,771 $ 47,165 Net income attributable to NCI - partially owned properties (119) (374) Preferred distributions (284) (1,055) Depreciation and amortization expense 42,670 118,887 Depreciation and amortization expense - partially owned properties (86) (263) Gain on the sale of investment properties, net (14,227) (11,664) FFO applicable to common shares and OP Units(1) $ 51,725 $ 152,696 FFO per common share and OP Unit $ 0.28 $ 0.81 Net change in fair value of derivative (9) (17) Net change in fair value of contingent consideration — (50) Normalized FFO applicable to common shares and OP Units(1) $ 51,716 $ 152,629 Net income available to common shareholders per common share and OP Unit $ 0.12 $ 0.24 Normalized FFO per common share and OP Unit $ 0.28 $ 0.81 Normalized FFO applicable to common shares and OP Units 51,716 152,629 Non-cash share compensation expense 2,056 6,675 Straight-line rent adjustments (4,670) (17,270) Amortization of acquired above/below market leases/assumed debt 667 2,477 Amortization of lease inducements 305 994 Amortization of deferred financing costs 593 1,808 TI/LC and recurring capital expenditures (4,955) (15,326) Seller master lease and rent abatement payments — 229 Normalized FAD applicable to common shares and OP Units(1) $ 45,712 $ 132,216 Weighted average number of common shares and OP Units outstanding 187,473,230 187,622,109 (1) FFO, Normalized FFO, and Normalized FAD for the three and nine month periods ended September 30, 2018 include a lease termination fee generated in the ordinary course of business. Net impact of the lease termination upon each metric was $1.8 million, $1.8 million, and $2.2 million, respectively. 8

RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME AND ADJUSTED EBITDAre (Unaudited and in thousands) Three Months Ended Nine Months Ended NET OPERATING INCOME September 30, 2018 September 30, 2018 Net income $ 23,771 $ 47,165 General and administrative 6,593 22,156 Depreciation and amortization expense 42,723 119,024 Interest expense 16,326 49,974 Net change in fair value of derivative (9) (17) Gain on the sale of investment properties, net (14,227) (11,664) NOI(1) $ 75,177 $ 226,638 NOI(1) $ 75,177 $ 226,638 Straight-line rent adjustments (4,670) (17,270) Amortization of acquired above/below market leases 667 2,477 Amortization of lease inducements 305 994 Seller master lease and rent abatement payments — 229 Net change in fair value of contingent consideration — (50) Cash NOI(1) $ 71,479 $ 213,018 Three Months Ended Nine Months Ended ADJUSTED EBITDAre September 30, 2018 September 30, 2018 Net income $ 23,771 $ 47,165 Depreciation and amortization 42,723 119,024 Interest expense 16,326 49,974 Gain on the sale of investment properties, net (14,227) (11,664) EBITDAre(1) $ 68,593 $ 204,499 Non-cash share compensation expense 2,056 6,675 Net non-cash changes in fair value (9) (67) Adjusted EBITDAre(1) $ 70,640 $ 211,107 Adjusted EBITDAre Annualized(2) $ 282,560 $ 281,476 (1) NOI, Cash NOI, EBITDAre, and Adjusted EBITDAre for the three and nine month periods ended September 30, 2018 include a lease termination fee generated in the ordinary course of business. Net impact of the lease termination upon each metric was $1.8 million, $2.2 million, $1.8 million, and $1.8 million, respectively. (2) Amounts are annualized and actual amounts may differ significantly from the annualized amounts shown. 9

MARKET CAPITALIZATION AND DEBT SUMMARY (Unaudited and in thousands, except share and per share data) MARKET CAPITALIZATION September 30, 2018 Unsecured credit facility debt $ 429,000 Debt is 33% of Firm Value Unsecured notes 975,000 Mortgage debt 134,839 Total Debt (1) $ 1,538,839 Redeemable equity $ 24,520 Share price $ 16.86 Total common shares outstanding 182,173,601 Total OP Units outstanding 5,291,504 Implied equity market capitalization $ 3,160,662 Total Firm Value (Debt + Pref. + Equity) $ 4,724,021 Debt Equity Total Debt/Total Assets 37.1% Total Debt/Total Firm Value 32.6% (1) Balance as of DEBT SUMMARY September 30, 2018 Interest Rate Maturity Date Revolving Credit Facility Debt $ 179,000 3.3% 9/18/2022 Credit Facility Term Debt 250,000 2.3% 6/10/2023 Senior Unsecured Notes January '16 - Series A 15,000 4.0% 1/7/2023 January '16 - Series B 45,000 4.4% 1/7/2026 January '16 - Series C 45,000 4.6% 1/7/2028 January '16 - Series D 45,000 4.7% 1/7/2031 August '16 - Series A 25,000 4.1% 8/11/2025 August '16 - Series B 25,000 4.2% 8/11/2026 August '16 - Series C 25,000 4.2% 8/11/2027 March '17 400,000 4.3% 3/15/2027 December '17 350,000 4.0% 1/15/2028 Mortgage Debt, Maturing (2): 2018 6,758 4.4% 2019 18,750 5.0% 2020 47,000 3.6 % Thereafter 62,331 5.0% $ 1,538,839 3.8% (1) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs. (2) Weighted average maturity of Mortgage Debt is 2.5 years. Debt Repayment Schedule as of September 30, 2018 $960,000 $1,000,000 $800,000 $600,000 $400,000 $265,532 $204,178 $200,000 $7,267 $44,355 $25,721 $8,592 $23,194 $0 2018 2019 2020 2021 2022 2023 2024 Thereafter 10

FINANCIAL STATISTICS AND COVENANT PERFORMANCE (Unaudited and in thousands, except share and per share data) Quarter Ended September 30, 2018 Annualized dividend rate (1) $ 0.92 Price per share (2) $ 16.86 Annualized Dividend Yield 5.46% Total debt (3) $ 1,538,839 Net debt (less cash) 1,534,376 Adjusted EBITDAre (annualized)* 282,560 Net Debt / Adjusted EBITDAre Ratio 5.43x Adjusted EBITDAre (annualized)* $ 282,560 Cash interest expense (annualized)* 62,992 Interest Coverage Ratio 4.49x Total interest $ 16,326 Capitalized interest 135 Secured debt principal amortization 564 Total fixed charges $ 17,025 Adjusted EBITDAre 70,640 Adjusted EBITDAre Fixed Charge Coverage Ratio 4.15x Implied equity market cap $ 3,160,662 Redeemable equity 24,520 Total debt (3) 1,538,839 Total Firm Value 4,724,021 Total debt (3) $ 1,538,839 Total assets 4,152,561 Total Debt / Total Assets 37.1% Total Debt / Total Firm Value 32.6% Weighted average common shares 182,076,513 Weighted average unvested restricted common shares and share units 105,692 Weighted average OP Units not owned by DOC 5,291,025 Weighted Average Common Shares and OP Units - Diluted 187,473,230 COVENANT PERFORMANCE Required September 30, 2018 Total Leverage Ratio ≤ 60.0% 35.6% Total Secured Leverage Ratio ≤ 40.0% 3.1% Maintenance of Unencumbered Assets ≥ 1.5x 2.9x Consolidated Debt Service (Trailing Four Quarters) ≥ 1.5x 4.1x (1) Annualized rate based on $0.23 quarterly dividend for the quarter ending September 30, 2018. Actual dividend amounts will be determined by the Trust's board of trustees based on a variety of factors. (2) Closing common share price of $16.86 as of September 28, 2018. (3) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs. * Amounts are annualized and actual amounts may differ significantly from the annualized amounts shown. 11

SAME-STORE PORTFOLIO PERFORMANCE AND TENANT OCCUPANCY

(Unaudited and in thousands, except property count and sq. ft. data.
Same-Store data excludes 6 Assets Slated for Disposition)

SAME-STORE PORTFOLIO ANALYSIS

	Portfolio Quarter Ended September 30, 2018	Same-Store Quarter Ended September 30, 2018
Number of healthcare properties [1]	250	220
Gross leasable area [1]	13,502,912	11,075,705
Cash NOI	$ 71,479	$ 56,753
% Leased [1]	96.0%	95.5%


Same-Store Cash NOI, 79.4%
Other Cash NOI, 20.6%

SAME-STORE PORTFOLIO PERFORMANCE

	Year-Over-Year Comparison			Sequential Comparison		
	Q3'18	Q3'17	Change	Q3'18	Q2'18	Change
Number of healthcare properties	220	220	—	220	220	—
Gross leasable area	11,075,705	11,075,705	—	11,075,705	11,075,705	—
% Leased	95.5%	96.4%	-90 bps	95.5%	96.1%	-60 bps
Rental revenues	81,428	77,739	+4.7%	81,428	78,030	+4.4%
Operating expenses	(24,675)	(24,002)	+2.8%	(24,675)	(23,426)	+5.3%
Same-Store Cash NOI[1]	**56,753**	**53,737**	**+5.6%**	**56,753**	**54,604**	**+3.9%**
Same-Store Cash NOI Growth, Excl. Termination Fee Asset			**+1.8%**			**+0.2%**

(1) Same-Store Cash NOI for the quarter ended September 30, 2018 includes the one-time effects of a lease termination at the Company's Fox Valley Hematology and Oncology MOB. Upon exclusion of this asset, year-over-year Same-Store Cash NOI growth is 1.8%.

TENANT OCCUPANCY [1]

	Quarter Ended September 30, 2018	Percentage of total GLA September 30, 2018
Total GLA		
Total square feet beginning of quarter	13,399,898	99.2 %
Acquired GLA [2]	221,021	1.7 %
Disposed GLA [3]	(118,007)	(0.9)%
Total square feet end of quarter	13,502,912	100.0 %
Leased GLA		
Leased GLA beginning of quarter	12,945,081	95.9 %
Expirations	(373,197)	(2.8)%
Renewals	283,034	2.1 %
Retention Rate	*76%*	
New leases commencing in quarter	41,651	0.3 %
Net absorption / (vacancy loss)	(48,512)	(0.4)%
Net leased GLA acquired [3]	70,826	0.5 %
Leased GLA end of quarter	12,967,395	96.0 %

(1) Excludes 2 assets classified as held for sale and the Company's corporate office building.
(2) Includes remeasurements of existing properties totaling 2,995 square feet.
(3) Includes 2 properties classified as held for sale during the period.

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INVESTMENT ACTIVITY AND ASSETS SLATED FOR DISPOSITION
(Unaudited and in thousands, except sq. ft. data)

THIRD QUARTER INVESTMENTS

Property	Location	Acquisition Date	First Year Cash Yield		% Leased	Purchase Price	GLA
Northside Medical Midtown MOB	Atlanta, GA	9/14/2018	5.0%	(1)	98%	$82,147	168,676

(1) Refers to first year cash yield at stabilization

THIRD QUARTER DISPOSITIONS

Property	Location	Date	Proceeds	GLA
July 2018 Disposition Portfolio	Various	7/27/2018	$127,200	462,714

ASSETS SLATED FOR DISPOSITION

	Held for Sale	Other	Total
Number of Properties	2	4	6
Number of States	1	3	3
Total Gross Leasable Area	118,007	202,263	320,270



Minnetonka Medical Center
Minnetonka, MN



St. Vincent West MOB
Little Rock, AR

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PORTFOLIO GEOGRAPHIC DISTRIBUTION (As of September 30, 2018) TOP TEN STATES Texas, 13% State GLA Texas 1,762,967 Georgia 1,042,101 Other, 32% Georgia, 8% Indiana 998,831 Nebraska 979,303 Kentucky 976,620 Indiana, 7% Minnesota 810,301 Arizona 733,791 Tennessee 689,498 Nebraska, 7% Ohio 650,319 New York, 5% New York 613,496 Ohio, 5% Kentucky, 7% Other 4,245,685 Minnesota, 6% Total 13,502,912 Tennessee, 5% Arizona, 5% 14

PORTFOLIO DIVERSIFICATION (As of September 30, 2018) Coverage # of Properties GLA % of Total % Leased Ratio(1) Single-tenant MOBs 113 4,869,522 36.1% 98.6% N/A Multi-tenant MOBs 129 8,011,246 59.3% 94.2% N/A Specialty Hospitals 5 311,792 2.3% 100.0% 2.4x LTACHs 3 310,352 2.3% 100.0% 1.7x Total 250 13,502,912 100.0% 96.0% THREE MONTHS ENDED SEPTEMBER 30, 2018 Campus Proximity Lease Type (Based on Cash NOI) (Based on Annualized Base Revenue) On-Campus / Affiliated, 85% Absolute Net, 14% NNN, 79% Gross, Off-Campus, 1% Modified Gross, 15% 6% Building Type Section 603 Asset Mix (Based on Cash NOI) (Based on Annualized Base Revenue) Specialty Hospital, 5% LTACH, 2% 603 Assets, 18% Non-603 Assets, 82% MOB, 93% (1) Adjusted for the exclusion of 6 assets slated for disposition 15

LEASING RELATIONSHIPS AND EXPIRATION SCHEDULE
(As of September 30, 2018, $ in thousands)

INVESTMENT GRADE TENANCY [1]

Relationship	Credit Rating [2] (Moody's / S&P)	Leased GLA	% of Leased GLA	Annualized Base Rent	% of Total Annualized Base Rent
Catholic Health Initiatives	Baa1/BBB+	3,141,126	24.2%	$54,784	19.5%
Ascension Health	Aa2/AA+	512,154	3.9%	10,921	3.9%
Baylor Scott and White Health	Aa3/AA-	268,639	2.1%	7,583	2.7%
US Oncology	Baa2/NA	254,939	2.0%	6,793	2.4%
HonorHealth	A2/NA	243,482	1.9%	5,953	2.1%
Dignity Health	A2/NA	213,562	1.6%	4,395	1.6%
Other Investment Grade Relationships		2,156,851	16.7%	49,892	17.7%
Total		**6,790,753**	**52.4%**	**$140,321**	**49.9%**

TOP 10 TENANTS BY ABR

Tenant	Weighted Avg. Remaining Lease Term	Leased GLA	% of Total GLA	Annualized Base Rent	% of Total Annualized Base Rent
CHI - Nebraska	8.1	895,138	6.6%	$16,336	5.8%
CHI - KentuckyOne Health	7.5	752,480	5.6%	13,574	4.8%
Northside Hospital	11.3	467,580	3.5%	9,860	3.5%
Baylor Scott and White Health	7.3	268,639	2.0%	7,583	2.7%
Ascension - St. Vincent's - Indianapolis	8.6	356,182	2.6%	7,271	2.6%
US Oncology	6.6	254,939	1.9%	6,793	2.4%
CHI - St. Alexius (ND)	7.8	362,284	2.7%	6,391	2.3%
HonorHealth	11.3	243,482	1.8%	5,953	2.1%
CHI - Franciscan (WA)	7.6	332,089	2.5%	5,779	2.1%
Great Falls Clinic	16.8	185,085	1.4%	5,348	1.9%
Total / Weighted Average	**8.8**	**4,117,898**	**30.6%**	**$84,888**	**30.2%**

LEASE EXPIRATION SCHEDULE

Expiration Year	Expiring Leases	Expiring Lease GLA	% of Total GLA	Expiring Lease ABR	% of Total ABR	Average Rent per SF
2018	25	68,529	0.5%	$1,460	0.5%	$21.31
2019	98	376,585	2.8%	8,467	3.0%	22.48
2020	113	480,058	3.6%	10,099	3.6%	21.04
2021	149	584,353	4.3%	12,427	4.4%	21.27
2022	100	632,377	4.7%	16,030	5.7%	25.35
2023	107	604,265	4.5%	13,205	4.7%	21.85
2024	67	755,204	5.6%	15,268	5.4%	20.22
2025	135	1,010,472	7.5%	24,426	8.7%	24.17
2026	124	3,662,386	27.1%	73,386	26.1%	20.04
2027	69	1,192,916	8.8%	25,090	8.9%	21.03
Thereafter	127	3,513,844	26.0%	79,969	28.5%	22.76
MTM	39	86,406	0.6%	1,463	0.5%	16.93
Vacant		535,517	4.0%			
Total / W.A.	**1,153**	**13,502,912**	**100%**	**$281,290**	**100%**	**$21.69**

(1) Represents direct leases to investment grade entities and their subsidiaries.
(2) Parent rating used where direct tenant is not rated.

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CONSOLIDATED BALANCE SHEETS (In thousands, except share data) September 30, December 31, 2018 2017 ASSETS Investment properties: Land and improvements $ 207,473 $ 217,695 Building and improvements 3,588,302 3,568,858 Tenant improvements 32,852 23,056 Acquired lease intangibles 449,656 458,713 4,278,283 4,268,322 Accumulated depreciation (369,103) (300,458) Net real estate property 3,909,180 3,967,864 Real estate held for sale 35,426 — Real estate loans receivable 47,911 76,195 Investment in unconsolidated entities 1,328 1,329 Net real estate investments 3,993,845 4,045,388 Cash and cash equivalents 4,463 2,727 Tenant receivables, net 5,686 9,966 Other assets 148,567 106,302 Total assets $ 4,152,561 $ 4,164,383 LIABILITIES AND EQUITY Liabilities: Credit facility $ 420,900 $ 324,394 Notes payable 966,788 966,603 Mortgage debt 134,724 186,471 Accounts payable 3,824 11,023 Dividends and distributions payable 43,599 43,804 Accrued expenses and other liabilities 61,346 56,405 Acquired lease intangibles, net 14,229 15,702 Total liabilities 1,645,410 1,604,402 Redeemable noncontrolling interest - Series A Preferred Units (2018) and partially owned properties 24,520 12,347 Equity: Common shares, $0.01 par value, 500,000,000 common shares authorized, 182,173,601 and 181,440,051 common shares issued and outstanding as of September 30, 2018 and December 31, 2017, respectively 1,822 1,814 Additional paid-in capital 2,785,797 2,772,823 Accumulated deficit (396,127) (315,417) Accumulated other comprehensive income 20,485 13,952 Total shareholders' equity 2,411,977 2,473,172 Noncontrolling interests: Operating Partnership 69,993 73,844 Partially owned properties 661 618 Total noncontrolling interest 70,654 74,462 Total equity 2,482,631 2,547,634 Total liabilities and equity $ 4,152,561 $ 4,164,383 17

CONSOLIDATED STATEMENTS OF INCOME (In thousands, except share and per share data) Three Months Ended Nine Months Ended September 30, September 30, 2018 2017 2018 2017 Revenues: Rental revenues $ 76,461 $ 69,408 $ 235,740 $ 186,515 Expense recoveries 23,629 21,102 72,225 53,564 Interest income on real estate loans and other 4,938 2,489 9,275 6,185 Total revenues 105,028 92,999 317,240 246,264 Expenses: Interest expense 16,326 11,998 49,974 33,285 General and administrative 6,593 5,860 22,156 16,845 Operating expenses 29,870 27,471 90,670 70,079 Depreciation and amortization 42,723 32,975 119,024 89,031 Acquisition expenses — 2,184 — 12,831 Total expenses 95,512 80,488 281,824 222,071 Income before equity in income of unconsolidated entities and gain on sale of investment properties, net: 9,516 12,511 35,416 24,193 Equity in income of unconsolidated entities 28 28 85 85 Gain on the sale of investment properties, net 14,227 — 11,664 5,308 Net income 23,771 12,539 47,165 29,586 Net income attributable to noncontrolling interests: Operating Partnership (656) (362) (1,300) (823) Partially owned properties (119) (53) (374) (379) Net income attributable to controlling interest 22,996 12,124 45,491 28,384 Preferred distributions (284) (106) (1,055) (505) Net income attributable to common shareholders $ 22,712 $ 12,018 $ 44,436 $ 27,879 Net income per share: Basic $ 0.12 $ 0.07 $ 0.24 $ 0.18 Diluted $ 0.12 $ 0.07 $ 0.24 $ 0.18 Weighted average common shares Basic 182,076,513 177,847,424 181,963,693 157,542,167 Diluted 187,473,230 183,298,145 187,622,109 162,480,918 Dividends and distributions declared per common share and OP Unit $ 0.230 $ 0.230 $ 0.690 $ 0.685 18

REPORTING DEFINITIONS Adjusted Earnings Before Interest Taxes, Depreciation and Amortization for Real Estate (Adjusted EBITDAre): We define Adjusted EBITDAre for DOC as EBITDAre, computed in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), plus acquisition-related expenses, non-cash compensation, and other non-reoccurring items. We consider Adjusted EBITDAre an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt. Annualized Base Rent (ABR): Annualized base rent is calculated by multiplying reported base rent for September 2018 by 12 (but excluding the impact of concessions and straight-line rent). Assets Slated for Disposition: Properties that are included in discontinued operations, designated as held for sale, or for which there is an active intent to sell or reposition such properties. Where indicated, such assets are excluded from property counts, concentration statistics, and performance metrics for all periods presented. Results from these assets are included in the Company’s GAAP financial results and reconciliations. Cash Net Operating Income (NOI): Cash NOI is a non-GAAP financial measure which excludes from NOI straight-line rent adjustments, amortization of acquired below and above market leases and other non-cash and normalizing items. Other non-cash and normalizing items include items such as the amortization of lease inducements, and payment received from a seller master lease. DOC believes that Cash NOI provides an accurate measure of the operating performance of its operating assets because it excludes certain items that are not associated with management of the properties. Additionally, DOC believes that Cash NOI is a widely accepted measure of comparative operating performance in the real estate community. However, DOC’s use of the term Cash NOI may not be comparable to that of other real estate companies as such other companies may have different methodologies for computing this amount. Coverage Ratio: Reflects the ratio of full-year EBITDAR to rent of indicated properties. Coverage ratios are calculated one quarter in arrears, beginning the first full quarter after acquisition, for all properties the company has owned for fifteen months. Management fee is standardized to 4% of revenues for LTACHs. Earnings Before Interest Taxes, Depreciation, Amortization and Rent (EBITDAR): We define EBITDAR for DOC as net (loss) income computed in accordance with GAAP plus depreciation, amortization, interest expense and net change in the fair value of derivative financial instruments, net (loss) included from discontinued operations, stock based compensation, acquisition-related expenses and lease expense. We consider EBITDAR an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our tenants ability to fund their rent obligations. Earnings Before Interest Taxes, Depreciation and Amortization for Real Estate (EBITDAre): In 2017, NAREIT issued a white paper defining EBITDA for real estate as net income or loss computed in accordance with GAAP plus interest expense, income tax expense, depreciation and amortization expense, impairment, gains or losses from the sale of real estate; and the proportionate share of joint venture depreciation, amortization and other adjustments. We adopted the use of EBITDAre in the first quarter of 2018. Funds From Operations (FFO): Funds from operations, or FFO, is a widely recognized measure of REIT performance. We believe that information regarding FFO is helpful to shareholders and potential investors because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes ratably over time. We calculate FFO in accordance with standards established by NAREIT. NAREIT defines FFO as net income or loss (computed in accordance with GAAP) before noncontrolling interests of holders of OP units, excluding preferred distributions, gains (or losses) on sales of depreciable operating property, impairment write-downs on depreciable assets, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs). Our FFO computation may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with NAREIT definition or that interpret the NAREIT definition differently than we do. The GAAP measure that we believe to be most directly comparable to FFO, net income, includes depreciation and amortization expenses, gains or losses on property sales, impairments and noncontrolling interests. In computing FFO, we eliminate these items because, in our view, they are not indicative of the results from the operations of our properties. To facilitate a clear understanding of our historical operating results, FFO should be examined in conjunction with net income (determined in accordance with GAAP) as presented in our financial statements. FFO does not represent cash generated from operating activities in accordance with GAAP, should not be considered to be an alternative to net income or loss (determined in accordance with GAAP) as a measure of our liquidity and is not indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders. Gross Leasable Area (GLA): Gross leasable area (in square feet). Gross Real Estate Investments: Based on acquisition price (and includes lease intangibles). Health System: We define an entity to be a health system if each of the following criteria are met: 1) the entity provides inpatient or outpatient services in the primary course of business; 2) services are provided at more than one campus or site of care; and 3) if the entity only provides outpatient services, they must employ a minimum of 50 physicians. Health System-Affiliated: Properties are considered affiliated with a health system if one or more of the following conditions are met: 1) the land parcel is contained within the physical boundaries of a hospital campus; 2) the land parcel is located adjacent to the campus; 3) the building is physically connected to the hospital regardless of the land ownership structure; 4) a ground lease is maintained with a health system entity; 5) a master lease is maintained with a health system entity; 6) significant square footage is leased to a health system entity; 7) the property includes an ambulatory surgery center with a hospital ownership interest; or 8) a significant square footage is leased to a physician group that is either employed, directly or indirectly by a health system, or has a significant clinical and financial affiliation with the health system. Hospitals: Hospitals refer to specialty surgical hospitals. These hospitals provide a wide range of inpatient and outpatient services, including but not limited to, surgery and clinical laboratories. LTACHs: Long-term acute care hospitals (LTACH) provide inpatient services for patients with complex medical conditions who require more sensitive care, monitoring or emergency support than that available in most skilled nursing facilities. 19

REPORTING DEFINITIONS (continued) Medical Office Building (MOB): Medical office buildings are office and clinic facilities, often located near hospitals or on hospital campuses, specifically constructed and designed for use by physicians and other health care personnel to provide services to their patients. They may also include ambulatory surgery centers that are used for general or specialty surgical procedures not requiring an overnight stay in a hospital. Medical office buildings may contain sole and group physician practices and may provide laboratory and other patient services. Net Operating Income (NOI): NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from DOC’s total portfolio of properties before general and administrative expenses, acquisition-related expenses, depreciation and amortization expense, REIT expenses, interest expense and net change in the fair value of derivative financial instruments, and gains or loss on the sale of discontinued properties. DOC believes that NOI provides an accurate measure of operating performance of its operating assets because NOI excludes certain items that are not associated with management of the properties. Additionally, DOC’s use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized Funds Available for Distribution (Normalized FAD): DOC defines Normalized FAD, a non-GAAP measure, which excludes from Normalized FFO non-cash share compensation expense, straight-line rent adjustments, amortization of acquired above or below market leases and assumed debt, amortization of deferred financing costs, amortization of lease inducements, and recurring capital expenditures related to tenant improvements and leasing commissions, and includes cash payments from seller master leases and rent abatement payments. Other REITs or real estate companies may use different methodologies for calculating Normalized FAD, and accordingly, our computation may not be comparable to those reported by other REITs. Although the Company’s computation of Normalized FAD may not be comparable to that of other REITs, the Company believes Normalized FAD provides a meaningful supplemental measure of its performance due to its frequency of use by analysts, investors, and other interested parties in the evaluation of our performance as a REIT. Normalized FAD should not be considered as an alternative to net income or loss attributable to controlling interest (computed in accordance with GAAP) or as an indicator of the Company’s financial performance. Normalized FAD should be reviewed in connection with other GAAP measurements. Normalized Funds From Operations (Normalized FFO): Changes in the accounting and reporting rules under GAAP have prompted a significant increase in the amount of non-operating items included in FFO, as defined. Therefore, DOC uses Normalized FFO, which excludes from FFO net change in fair value of derivative financial instruments, acquisition expenses, acceleration of deferred financing costs, write off contingent consideration and other normalizing items. However, our use of the term Normalized FFO may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized FFO should not be considered as an alternative to net income or loss (computed in accordance with GAAP), as an indicator of our financial performance or of cash flow from operating activities (computed in accordance with GAAP), or as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including its ability to make distributions. Normalized FFO should be reviewed in connection with other GAAP measurements. Occupancy: Occupancy represents the percentage of total gross leasable area that is leased, including month-to-month leases, leases in holdover status, and leases that are signed but not yet commenced, as of the date reported. Off-Campus: A building portfolio that is not located on or adjacent to key hospital based-campuses. On-Campus / Affiliated: On-campus refers to a property that is located on or within a quarter mile to a health system. Affiliated refers to a property that is not on the campus of a health system, but is affiliated with a health system. Same-Store Portfolio: The same-store portfolio consists of medical properties held by the Company for the entire preceding year and not currently slated for disposition. Section 603 Assets: For the purposes of this Supplemental Information, "603 Asset" is defined to be our estimate of Annualized Base Revenue (ABR) as a percentage of all our ABR, derived from leases to hospitals for hospital outpatient department space located in an off-campus medical office building at least 250 yards from the hospital's main campus inpatient location, and that was billing Medicare for outpatient department services provided in that off-campus location as of November 2, 2015. ABR that is "not-603" for the purposes of this Supplemental Information could and would include ABR from space leased to a hospital outpatient department services provided in leased space within the 250 yard requirement for on-campus locations or in buildings that are more than 250 yards from the hospital service provider's main campus, but the hospital did not start billing for that service in the location until after November 2, 2015. 20